Exhibit 10.9

                                                                  1997 Form 1

                           MGIC INVESTMENT CORPORATION
                             STOCK OPTION AGREEMENT


             STOCK OPTION AGREEMENT, dated as of _______________, between MGIC Investment Corporation, a Wisconsin corporation (the "Company") and the key employee or executive officer of the Company or a subsidiary thereof whose name is set forth on the signature page hereof (the "Employee").

             WHEREAS, the Company is of the opinion that its interests will be advanced by encouraging and enabling key employees and executive officers of the Company and its subsidiaries to acquire Common Stock, par value $1.00 per share of the Company ("Common Stock"), through stock options and believes that the granting of such options will stimulate the efforts of the key employees and executive officers, strengthen their desire to remain in the employ of the Company and its subsidiaries or affiliates, provide them with a more direct interest in its welfare, and to that end the Company duly adopted the MGIC Investment Corporation 1991 Stock Incentive Plan, as amended (herein called the "Amended Plan") attached hereto as Exhibit A; and

             WHEREAS, the Board of Directors has determined that it is in furtherance of the objective of the Amended Plan, and in the best interests of the Company, to grant a stock option to the Employee to purchase the number of shares of Common Stock hereinafter set forth;

             NOW THEREFORE, in consideration of the foregoing and of the mutual covenants hereinafter set forth, and other good and valuable consideration, the parties hereto agree as follows:

             1. The Company hereby grants to the Employee, as a matter of incentive and to encourage stock ownership in the Company, the right and option (the "Stock Option") to purchase from the Company, on the terms and conditions hereinafter set forth, the number of shares of Common Stock set forth on the signature page hereof (the "Option Shares"), at a purchase price of $_____ per share (the "Option Price") and exercisable as hereinafter stated; provided, however, that such number of shares and/or Option Price is subject to adjustment as provided in Section 6 of this Stock Option Agreement. The Stock Option shall be exercisable in whole or in part, to the extent provided in Section 4 hereof. As a condition of the grant of the Stock Option, Employee must execute a covenant not to compete in the form of Exhibit B hereto. The Stock Option is a nonstatutory stock option and not an Incentive Stock Option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

             2. The Stock Option, and any part thereof, shall be exercised by the giving of ten days' (or such shorter period as the Company may permit) prior written notice of exercise to the Secretary of the Company accompanied by a letter, generally in the form of Exhibit C hereto, specifying the number of whole Option Shares to be purchased and accompanied by payment in full of the aggregate Option Price for the number of Option Shares to be purchased. Such notice shall be deemed to have been given when hand-delivered, telecopied or mailed, first class postage prepaid, and, subject to Section 4(c), shall be irrevocable and unconditional once given. The aggregate Option Price for such Option Shares may be paid either by cash or a certified or bank cashier's check payable to the order of the Company, or as otherwise permitted by the Company.

             The Employee shall be responsible for paying all withholding taxes applicable to the exercise of any Stock Option. The Company shall have the right to take any action necessary to insure that the Employee pays the required withholding taxes. Upon payment of the aggregate Option Price for the Option Shares and the required withholding taxes, the Company shall cause the Option Shares so purchased to be delivered to the Employee. The Optionee shall be permitted to satisfy the Company's tax withholding requirements by making an election (the "Election") to have the Company withhold Option Shares otherwise issuable to the Optionee, or to deliver to the Company shares of Common Stock, having a fair market value on the date income is recognized with respect to the exercise of the Stock Option (the "Tax Date") equal in amount to the amount to be so withheld. If the number of shares of Common Stock determined pursuant to the preceding sentence includes a fractional share, the number of shares withheld or delivered shall be reduced to the next lower whole number and the Optionee shall deliver to the Company cash or its equivalent in lieu of such fractional share, or otherwise make arrangements satisfactory to the Company for payment of such amount. The Election shall be irrevocable and must be received by the Secretary of the Company at his corporate office prior to the Optionee's Tax Date. The Election shall be made in writing and be made according to such rules and regulations and in such form as the Committee shall determine and shall be subject to approval (including approval given in advance of the Election) by the Committee.

             3. Neither the Employee nor his legal representative shall be or have any rights or privileges of a shareholder of the Company in respect of any of the Option Shares issuable upon exercise of this Stock Option unless and until such Option Shares shall have been issued upon the exercise of the Stock Option.

             4.  (a)     Stock Options shall be deemed to have been granted
   as of the date of this Stock Option Agreement and shall become exercisable or vested as follows:

             (i) The portion of the Option Shares which shall vest or become exercisable on _______________ and on each of the next three one-year anniversaries of such date (__________________ and each of such three anniversaries referred to herein as an "Anniversary Date") shall be equal to the number of Option Shares awarded hereunder multiplied by a fraction, the numerator of which is the earnings per share of the Company for the fiscal year ending immediately prior to such Anniversary Date and the denominator of which is $_____ (the Company's cumulative earnings per share target for the fiscal year ended __________________, computed by compounding its ____ earnings per share at a ____ annual rate), provided, however, that the Company's earnings per share for any such fiscal year shall be deemed to be zero for the purpose of determining the numerator of the fraction referred to in the preceding sentence if such earnings per share are greater than zero and not ten percent higher than the Company's earnings per share for the immediately preceding fiscal year.(1) For purposes hereof, "earnings per share" means the amount of earnings (net of extraordinary items) attributable to each share of the Company's Common Stock outstanding (on a fully diluted basis), all as determined in accordance with generally accepted accounting principles;

             (ii) If a change in control occurs, the Stock Option shall be exercisable in full as of the date thereof. For this purpose, "change in control" shall mean any event which results in the legal or beneficial ownership in one person or group of persons acting in concert of shares of Common Stock of the Company representing more than fifty percent (50%) of the outstanding Common Stock of the Company on the date of such event. It is understood that if a change in control occurs, this Section 4(a)(ii) shall apply even if the transaction by which such change in control occurs is also described in Section 4(c);

             (iii) At the request of the Employee, the chief financial officer of the Company in consultation with the Board of Directors will determine the number of Option Shares that have become exercisable and provide a certificate setting forth the basis for such determination; and

             (iv) In the event that some or all of the Option Shares have not vested pursuant to Section 4(a)(i) above or other provisions of this Stock Option Agreement, such unvested Option Shares shall vest as of January 22, 2006.

   --------------------
        (1) By way of example, if the Company's earnings per share for the fiscal years ending _____________________ through __________________ are as shown in the earnings per share column in the table below, the percentage of the option shares which would vest on each Anniversary Date is as shown in the vesting line of the table:


                                                                  Cumulative
                          12/31/__    12/31/__  12/31/__  12/31/__  Vesting
   Earnings per share

   Vesting on the next
   Anniversary Date
   following fiscal year
   end


             (b) If the Employee's employment with the Company terminates for any reason other than death as provided in Section 4(e) below, the Stock Option to the extent not exercisable or vested as of the date of termination shall not become exercisable or vested as a result of events (including the passage of time or the achievement of another Anniversary
   Date) occurring subsequent to the date of termination. The vested but unexercised portion of the Stock Option shall automatically and without notice terminate and become null and void at the time of the earliest date (the "Termination Date") to occur of the following:

             (i) Thirty (30) days after the termination of the Employee's employment with the Company and all subsidiaries thereof for any reason (including without limitation, disability or termination by the Company and all subsidiaries thereof, with or without cause) other than by reason of the Employee's death or a leave of absence approved by the Company or by reason of the Employee's retirement from the Company and all subsidiaries thereof after reaching age 55 and after having been employed by the Company or any subsidiary thereof for an aggregate period of at least seven (7) years; or

             (ii) Three Hundred Sixty-Five (365) days following the termination of the Employee's employment with the Company by reason of the Employee's death or by reason of the Employee's retirement from the Company after reaching age 55 and after having been employed by the Company or any subsidiary thereof for an aggregate period of at least seven (7) years; or

             (iii) Thirty (30) days after expiration or termination of a leave of absence approved by the Company unless the Employee becomes reemployed with the Company prior to such 30-day period in which event the Stock Option shall continue in effect in accordance with its terms.

             (iv) ____________________.

             (c) In the event of a sale, lease or transfer of all or substantially all of the Company's assets, equity securities or businesses, or merger, consolidation or other business combination involving the Company, the Committee may in its discretion elect to declare that all or any portion of the Stock Option is immediately exercisable and to take all such action as it deems necessary in connection therewith and thereafter the Employee may exercise this Stock Option to such extent, contingent upon the consummation of such event, and this Stock Option, if and to the extent so exercised, shall be deemed exercised immediately prior to such consummation.

             (d) The Committee, in its sole discretion, may from time to time accelerate or waive any conditions to the exercise of the Stock Option.

             (e) If the Employee dies while in the employ of the Company or any subsidiary and if the Employee's death occurs after the fiscal year in which the Stock Option is granted then, regardless of whether the Stock Option is subject to exercise under Section 4(a) above, the Stock Option shall become immediately vested and exercisable by the personal representative of the Employee or the person to whom the Employee's rights under the Stock Option are transferred by law or applicable laws of descent and distribution.

             5. Nothing herein contained shall confer upon the Employee the right to continue in the employment of the Company or affect the right of the Company to terminate the Employee's employment at any time, or permit the exercise of this Stock Option as a result of the Company electing to terminate at any time the employment of the Employee subject, however, to the provisions of any agreement of employment between the Company and the Employee.

             6. In the event of any change in the outstanding shares of the Company ("capital adjustment") for any reason, including but not limited to, any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination or exchange of shares or other similar event, an adjustment in the number or kind of shares of Common Stock subject to this Stock Option, the Option Price under this Stock Option and the Company's cumulative earnings per share target for purposes of Section 4(a)(i) hereof shall be made by the Committee in a manner consistent with such capital adjustment. The determination of the Committee as to any such adjustment shall be conclusive and binding for all purposes of this Stock Option Agreement.

             7. Notwithstanding any provision of this Stock Option Agreement to the contrary, the Committee may take whatever action it may consider necessary or appropriate to comply with the Securities Act of 1933, as amended, or any other applicable securities law, including limiting the exercisability of this Stock Option or the issuance of Option Shares hereunder.

             8. This Stock Option may not be exercised if the issuance of such Option Shares upon such exercise would constitute a violation of any applicable Federal or state securities law or other law or regulation. As a condition to the exercise of this Stock Option, the Company may require the Employee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

             9. Except as herein otherwise provided, the Stock Option and any rights and privileges conferred by this Stock Option Agreement shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment, or similar process. Upon any attempt so to transfer, assign, pledge, hypothecate, or otherwise dispose of the Stock Option, or of any right or privilege conferred hereby, contrary to the provisions hereof, or upon the levy of an attachment or similar process upon the rights and privileges conferred hereby, the Stock Option and the rights and privileges conferred hereby shall immediately become null and void.

             10. This Stock Option shall be deemed to have been granted pursuant to the Amended Plan and is subject to the terms and provisions thereof. In the event of any conflict between the terms hereof and the provisions of the Amended Plan, the terms and conditions of the Amended Plan shall prevail. Any and all terms used herein, unless otherwise specifically defined herein, shall have the meaning ascribed to them in the Amended Plan.

             11. This Stock Option Agreement shall be binding upon and inure to the benefit of the parties hereto and any successors to the business of the Company, but neither this Stock Option Agreement nor any rights hereunder shall be assignable by the Employee.

             12. All decisions or interpretations of the Committee with respect to any question arising under the Amended Plan or under this Stock Option Agreement shall be binding, conclusive and final. As a condition of the granting of the Stock Option, the Employee agrees, for himself and his personal representatives, that any dispute or disagreement which may arise under or as a result of or pursuant to this Stock Option Agreement shall be determined by the Committee in its sole discretion, and that any interpretation or determination by the Committee shall be final, binding and conclusive.

             13. The waiver by the Company of any provision of this Stock Option Agreement shall not operate as or be construed to be a subsequent waiver of the same provisions or waiver of any other provision hereof.

             14. Except as herein otherwise provided, this Stock Option shall be irrevocable before the Termination Date and its validity and construction shall be governed by the laws of the State of Wisconsin.

             The Employee hereby acknowledges his acceptance of the Stock Option by executing the duplicate of this Stock Option Agreement in the space provided and returning it to the Secretary of the Company as directed by the Company. By accepting this Stock Option Agreement, the Employee, and each person claiming under or through him, shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under the Amended Plan by the Company or the Committee.

                                   MGIC INVESTMENT CORPORATION


                                   By:
                                   _______________________________________
                                   President and Chief Executive Officer

                                   ACCEPTED BY:

                                   ______________________________________
                                   Name of Employee:_____________________
                                   Number of Shares:_____________________